UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                FORM 8-K
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                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  December 30, 2014

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		0-17554		47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 858-9164


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

On December 30, 2014, the Board of Directors of FRP Holdings, Inc.
(the "Company") approved the separation of its transportation business from its real estate business (the "Separation"), which will be achieved through the distribution of 100% of the shares of Patriot Transportation Holding, Inc. ("Patriot") to the holders of the Company's common stock on the record date of January 9, 2015. The distribution is expected to occur on January 31, 2015. The Company's shareholders of record will receive one share of Patriot common stock for every three shares of the Company's common stock held on the record date. Following the Separation, Patriot will be an independent, publicly traded company, and the Company will retain no ownership interest in Patriot.

On December 30, 2014, the Company issued a press release announcing the details of the planned distribution of the common stock of Patriot. The press release, which is attached hereto as Exhibit 99.1, is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits


Exhibit
Number      Description
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99.1*       Press Release, dated December 30, 2014.

* Filed herewith.

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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  December 30, 2014	By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit
Number      Description
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99.1*       Press Release, dated December 30, 2014.

* Filed herewith.


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